Capital Management and Dividends	12 Months Ended
Mar. 31, 2012
Capital Management and Dividends [Abstract]
Capital Management and Dividends
17.	Capital Management and Dividends

On 17 May 2011, the Company announced a share buyback program to acquire up to 5% of its issued capital during the subsequent twelve month period. The Company acquired approximately 3.4 million shares of its common stock during the year ended 31 March 2012.

The acquired shares had an aggregate cost of A$19.1 million (US$19.0 million) and the average price paid per share of common stock was A$5.59 (US$5.55). The US dollar amount was determined using the weighted average spot exchange rates for the days on which shares were acquired. All acquired shares were officially cancelled prior to 31 March 2012.

The total shares of common stock acquired by the Company under its share buyback program to date represent 0.8% of the Company’s issued capital.

On 23 January 2012, the Company paid an interim ordinary dividend to shareholders of US4.0 cents per security. The total amount of the dividend was US$17.4 million.

On 18 May 2012, the Company announced a final dividend of US38.0 cents per security. The dividend was declared in United States currency and will be paid on 23 July 2012, with a record date of 29 June 2012.